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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 30, 1999 included in the Annual Report on Form 10-K of Energy BioSystems Corporation for the year ended December 31, 1998, and to all references to our firm included in this Registration Statement.

ARTHUR ANDERSEN LLP



Houston, Texas
August 31, 1999




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